Exhibit 99.1
TABLE ONE
MONEYGRAM INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
REVISED AS OF MARCH 15, 2010
(Unaudited)

	Three Months Ended			Year Ended
	December 31,		2009 vs	December 31,		2009 vs
(Amounts in thousands, except per share data)	2009	2008	2008	2009	2008	2008

REVENUE
Fee and other revenue	$289,393	$274,978	$14,415	$1,130,893	$1,105,676	$25,217
Investment revenue	6,224	33,836	(27,612)	33,219	162,130	(128,911)
Net securities gains (losses)	763	10,155	(9,392)	7,790	(340,688)	348,478

Total revenue	296,380	318,969	(22,589)	1,171,902	927,118	244,784
Fee commissions expense	128,445	124,590	3,855	497,105	502,317	(5,212)
Investment commissions expense	234	819	(585)	1,362	102,292	(100,930)

Total commissions expense	128,679	125,409	3,270	498,467	604,609	(106,142)

Net revenue	167,701	193,560	(25,859)	673,435	322,509	350,926

EXPENSES
Compensation and benefits	40,819	50,604	(9,785)	199,053	224,580	(25,527)
Transaction and operations support	86,054	68,012	18,042	284,277	219,905	64,372
Occupancy, equipment and supplies	11,908	11,312	596	47,425	45,994	1,431
Interest expense	28,095	28,389	(294)	107,911	95,020	12,891
Depreciation and amortization	13,257	14,275	(1,018)	57,091	56,672	419
Valuation loss on embedded derivatives	—	—	—	—	16,030	(16,030)
Debt extinguishment loss	—	—	—	—	1,499	(1,499)

Total expenses	180,133	172,592	7,541	695,757	659,700	36,057

(Loss) income before income taxes	(12,432)	20,968	(33,400)	(22,322)	(337,191)	314,869
Income tax benefit	(20,306)	(101,893)	81,587	(20,416)	(75,806)	55,390

NET INCOME (LOSS)	$7,874	$122,861	$(114,987)	$(1,906)	$(261,385)	$259,479

Basic (loss) earnings per common share	$(0.29)	$0.23	$(0.52)	$(1.48)	$(4.19)	$2.71
Diluted (loss) earnings per common share	$(0.29)	$0.22	$(0.51)	$(1.48)	$(4.19)	$2.71

Net (loss) income available to common stockholders:
Net income (loss) as reported	$7,874	$122,861	$(114,987)	$(1,906)	$(261,385)	$259,479
Accrued preferred stock dividends	(29,168)	(25,782)	(3,386)	(110,279)	(76,593)	(33,686)
Accretion recognized on preferred stock	(2,592)	(2,545)	(47)	(10,213)	(7,736)	(2,477)
Undistributed earnings allocated to preferred stock	—	(75,977)	75,977	—	—	—

Net (loss) income available to common stockholders	$(23,886)	$18,557	$(118,420)	$(122,398)	$(345,714)	$223,316
				-

Weighted-average outstanding common shares (1)	82,505	82,464	41	82,499	82,456	43

(1)    The following potential common shares are excluded from diluted (loss) earnings per common share as their effect is anti-dilutive. All potential common shares are anti-dilutive in periods of net loss available to common stockholders.

Shares related to stock options and restricted stock	38,156	2,972		21,664	3,704
Shares related to preferred stock	381,749	337,637		381,749	337,637

TABLE TWO
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RESULTS
(Unaudited)

Global Funds Transfer
	Three Months Ended			Year Ended
	December 31,		2009 vs	December 31,		2009 vs
(Amounts in thousands)	2009	2008	2008	2009	2008	2008

Money transfer revenue:
Fee and other revenue	$230,649	$217,035	$13,614	$893,076	$870,074	$23,002
Investment revenue	30	420	(390)	163	1,873	(1,710)
Bill payment revenue:
Fee and other revenue	33,099	34,731	(1,632)	134,535	141,169	(6,634)
Investment revenue	25	9	16	76	38	38

Total revenue	263,803	252,195	11,608	1,027,850	1,013,154	14,696

Commissions expense	125,536	121,331	4,205	488,116	491,932	(3,816)

Net revenue	$138,267	$130,864	$7,403	$539,734	$521,222	$18,512

Operating income	$28,967	$29,198	$(231)	$85,047	$139,428	$(54,381)

Operating margin	11.0%	11.6%		8.3%	13.8%

Financial Paper Products
	Three Months Ended			Year Ended
	December 31,		2009 vs	December 31,		2009 vs
(Amounts in thousands)	2009	2008	2008	2009	2008	2008

Money order revenue:
Fee and other revenue	$16,988	$14,995	$1,993	$69,296	$59,954	$9,342
Investment revenue	1,114	5,702	(4,588)	5,584	26,357	(20,773)
Official check revenue:
Fee and other revenue	7,486	4,511	2,975	23,690	18,061	5,629
Investment revenue	4,550	27,687	(23,137)	24,213	133,820	(109,607)

Total revenue	30,138	52,895	(22,757)	122,783	238,192	(115,409)
Commissions expense	2,636	3,476	(840)	8,295	110,310	(102,015)

Net revenue	$27,502	$49,419	$(21,917)	$114,488	$127,882	$(13,394)

Operating income	$1,360	$24,069	$(22,709)	$27,372	$30,169	$(2,797)

Operating margin	4.5%	45.5%		22.3%	12.7%

TABLE THREE
MONEYGRAM INTERNATIONAL, INC.
EBITDA AND ADJUSTED EBITDA
REVISED AS OF MARCH 15, 2010
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(Amounts in thousands)	2009	2008	2009	2008

(Loss) income before income taxes	$(12,432)	$20,968	$(22,322)	$(337,191)
Interest expense	28,095	28,389	107,911	95,020
Depreciation and amortization	13,257	14,275	57,091	56,672
Amortization of agent signing bonuses	10,867	9,452	35,280	37,261

EBITDA	39,787	73,084	177,960	(148,238)

Significant items impacting EBITDA:
Net securities (gains) losses	(763)	(10,155)	(7,790)	340,688
Gain on security previously priced at zero	—	(10,456)	—	(10,456)
Severance and related costs (1)	543	—	4,353	16,653
Asset impairment charges (2)	6,062	8,809	18,329	8,809
Stock-based compensation expense	7,105	1,097	14,152	3,691
Net curtailment (gain) loss on benefit plans	(15,537)	—	(14,339)	1,000
Legal accruals (3)	20,250	—	54,750	—
Valuation loss on embedded derivatives (4)	—	—	—	16,030
Transaction costs related to the recapitalization	—	—	—	7,733
Debt extinguishment loss (5)	—	—	—	1,499
Valuation loss on interest rate swaps (6)	—	—	—	27,735

Adjusted EBITDA	$57,447	$62,379	$247,415	$265,144

(1)	Severance and related costs from executive terminations.

(2)	Includes impairment charges related to goodwill, intangible assets and fixed assets.

(3)	Legal accruals related to securities litigation, stockholder derivative claims, a patent lawsuit and a settlement agreement with the Federal Trade Commission.

(4)	Change in the fair value of embedded derivatives in our preferred stock.

(5)	Relates to the amendment of the Senior Credit Facility during the recapitalization.

(6)	Loss upon the termination of interest rate swaps.

TABLE FOUR
MONEYGRAM INTERNATIONAL, INC.
CONSOLIDATED BALANCE SHEETS
REVISED AS OF MARCH 15, 2010
(Unaudited)

	December 31,	December 31,
(Amounts in thousands, except share and per share data)	2009	2008
ASSETS
Cash and cash equivalents	$—	$—
Cash and cash equivalents (substantially restricted)	3,776,824	4,077,381
Receivables, net (substantially restricted)	1,054,381	1,264,885
Trading investments and related put options (substantially restricted)	26,951	47,990
Available-for-sale investments (substantially restricted)	298,633	438,774
Property and equipment	127,972	156,263
Intangible assets	7,680	14,548
Goodwill	425,630	434,337
Other assets	211,592	208,118

Total assets	$5,929,663	$6,642,296

LIABILITIES
Payment service obligations	$4,843,454	$5,437,999
Debt	796,791	978,881
Pension and other postretirement benefits	119,170	130,900
Accounts payable and other liabilities	188,933	134,040

Total liabilities	5,948,348	6,681,820

MEZZANINE EQUITY
Participating Convertible Preferred Stock-Series B, $0.01 par value, 800,000 shares authorized, 495,000 shares issued and outstanding	539,084	458,408
Participating Convertible Preferred Stock-Series B-1, $0.01 par value, 500,000 shares authorized, 272,500 shares issued and outstanding	325,244	283,804

Total mezzanine equity	864,328	742,212

STOCKHOLDERS’ DEFICIT
Preferred shares, $0.01 par value, none issued	—	—
Common shares, $0.01 par value, 1,300,000,000 shares authorized, 88,556,077 shares issued	886	886
Additional paid-in capital	—	62,324
Retained loss	(694,914)	(649,254)
Unearned employee benefits	(8)	(424)
Accumulated other comprehensive loss	(35,671)	(42,707)
Treasury stock: 6,040,958 and 5,999,175 shares at December 31, 2009 and December 31, 2008, respectively	(153,306)	(152,561)

Total stockholders’ deficit	(883,013)	(781,736)

Total liabilities, mezzanine equity and stockholders’ deficit	$5,929,663	$6,642,296

TABLE FIVE
MONEYGRAM INTERNATIONAL, INC.
ASSETS IN EXCESS OF PAYMENT SERVICE OBLIGATIONS
(Unaudited)

	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2009	2009	2009	2009

Cash and cash equivalents	$3,776,824	$3,876,105	$3,973,685	$3,904,783
Receivables, net	1,054,381	958,937	1,098,388	1,117,184
Trading investments and related put options	26,951	25,804	37,309	50,127
Available-for-sale investments	298,633	324,942	357,432	415,827

	5,156,789	5,185,788	5,466,814	5,487,921
Payment service obligations	(4,843,454)	(4,775,290)	(5,079,941)	(5,067,167)

Assets in excess of payment service obligations	$313,335	$410,498	$386,873	$420,754